UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 16, 2004

(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On March 16, 2004, BancWest Corporation (“BancWest”) and Community First Bankshares, Inc. (“Community First”) announced they had signed a definitive agreement for BancWest to acquire Community First. BancWest will pay $32.25 for each Community First share in a cash merger valued at $1.2 billion.

Consummation of the transaction is subject to a number of customary conditions, including, but not limited to, the approval of the transaction by Community First stockholders and the receipt of requisite regulatory approvals. For additional information, reference is made to the press release dated March 16, 2004, which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	News Release dated March 16, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2004

BANCWEST CORPORATION (Registrant)

	By:	/s/ DOUGLAS C. GRIGSBY
Douglas C. Grigsby Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	News Release dated March 16, 2004.

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